SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 19, 1998


                           INNOVIR LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                          0-21972              13-3536290
(State or other jurisdiction                (Commission         (IRS Employer
     of incorporation)                      File Number)     Identification No.)



510 East 73rd Street, New York, NY                                       10021
----------------------------------                                     -------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:  (212) 249-4703



                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

          On May 19, 1998 Innovir Laboratories, Inc. issued the press release filed herewith as Exhibit 99.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements

                  No financial statements are required to be filed as a part of this report.


         (b)      Pro Forma Financial Information

                  No pro forma financial information is required to be filed as a part of this report.


         (c)      Exhibits

                  99       Press release, dated May 19, 1998.






                All other Items of this report are inapplicable.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      INNOVIR LABORATORIES, INC.


Date:  May 22, 1998                                  By:/s/ FRANCIS M. O'CONNELL
                                                        ------------------------
                                                     Name:  Francis M. O'Connell
                                                  Title: Chief Financial Officer


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                                  EXHIBIT INDEX

                  99       Press release, dated May 19, 1998.



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